UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
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(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On January 21, 2025, Old National Bancorp (the “Company”) issued a press release (“Press Release”) reporting its financial results for the fourth quarter and full year 2024. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A slide presentation outlining fourth quarter of 2024 earnings, strategic developments, and the Company’s financial outlook will be available on the “Investor Relations” section of the Company’s website to complement the conference call to be held on January 21, 2025, at 9:00 a.m. CDT and will be accessible at http://www.oldnational.com immediately before the conference call begins.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 21, 2025, the Company announced that Mark G. Sander, President and Chief Operating Officer, has indicated his intention to retire effective as of June 30, 2025. Additional information relating to Mr. Sander’s retirement is contained in the Press Release furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

On January 21, 2025, the Company announced that Daniel S. Hermann has been appointed Lead Independent Director of the Company. Mr. Hermann has been a member of the Company’s board of directors since 2020 and is the founding partner of Lechwe Holdings LLC, founder of AmeriQual Group, LLC and former President and Chief Executive Officer of Black Beauty Coal Co. He succeeds Rebecca S. Skillman, former Indiana Lt. Governor and former President and CEO of Radius Indiana, who has served as Lead Independent Director of the Company since 2016. Ms. Skillman will continue her service as a member of the Company’s board of directors, a position she has held since 2013. Additional information relating to the lead independent director transition is contained in the Press Release furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Press Release issued by Old National Bancorp on January 21, 2025.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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